Exhibit 99.4

AerSale Corp.

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

ASSETS	AerSale Corp. Balance Sheet as of September 30, 2020	Monocle Acquisition Corp. Balance Sheet as of September 30, 2020		Pro Forma Adjustments	September 30, 2020 Pro forma Combined

Current assets:
Cash and cash equivalents	$17,369,878	96,288	[A]	177,053,371	65,871,295
			[B]	60,500,000
			[C]	(165,768,236)
			[D]	(2,677,160)
			[D]	(7,631,765)
			[E]	(13,071,081)
Accounts receivable, net	38,957,481				38,957,481
Inventory:
Aircraft, airframes, engines, and parts	69,112,736				69,112,736
Advance vendor payments	10,530,062				10,530,062
Deposits, prepaid expenses, and other current assets	7,129,485	136,873	[D]	(136,873)	7,129,485
Due from related party	830,369				830,369
Total current assets	143,930,011	233,161		48,268,256	192,431,428
Fixed assets:
Aircraft and engines held for lease, net	85,959,095				85,959,095
Property and equipment, net	7,838,606				7,838,606
Inventory:
Aircraft, airframes, engines, and parts	44,724,078				44,724,078
Deferred income tax asset, net	3,413,572				3,413,572
Deferred financing costs, net	534,616				534,616
Deferred customer incentives and other assets, net	270,782				270,782
Goodwill	19,860,168				19,860,168
Intangible asset	28,899,377				28,899,377
Due from related party	5,449,739				5,449,739
Cash and marketable securities held in Trust Account	-	177,053,371	[A]	(177,053,371)	-
Total assets	$340,880,044	177,286,532		(128,785,115)	389,381,461
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	15,751,468				15,751,468
Accrued expenses	8,812,043	677,106	[D]	(677,106)	6,875,116
			[D]	(2,136,927)
			[D]	200,000
Promissory note - related party	-	150,000	[D]	(150,000)	-

Lessee and customer purchase deposits	2,756,987				2,756,987
Deferred revenue	5,554,252				5,554,252
Total current liabilities	$32,874,750	827,106		(2,764,033)	30,937,823
Long-term lease deposits	1,144,771				1,144,771
Maintenance deposit payments and other liabilities	5,034,469				5,034,469
COMMITMENTS AND CONTINGENCIES
Common stock subject to possible redemption	-	171,459,418	[F]	(171,459,418)	-
STOCKHOLDERS' EQUITY:
Preferred stock	2,000		[G]	(2,000)	-
NewCo common stock	-	-	[L]	4,105	4,105
NewCo additional paid-in capital	-	-	[H]	243,218,738	293,655,477
			[I]	500
			[G]	2,000
			[J]	530
			[H]	4,225,951
			[K]	773,527
			[F]	171,459,418
			[C]	(165,768,236)
			[B]	60,500,000
			[D]	150,000
			[D]	(200,000)
			[E]	(13,071,081)
			[D]	(7,631,765)
			[L]	(4,105)
Common stock	500	530	[I]	(500)	-
			[J]	(530)
Additional paid-in capital	243,218,738	4,225,951	[H]	(243,218,738)	-
			[H]	(4,225,951)
Retained earnings	58,604,816	773,527	[K]	(773,527)	58,604,816
Total stockholders' equity	301,826,054	5,000,008		45,438,336	352,264,398
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$340,880,044	177,286,532		(128,785,115)	389,381,461

[A]	Reflects the reclassification of cash and cash equivalents outside the Trust Account that becomes available in connection with the Business Combination.

[B]	Reflects $60.5 million cash proceeds in consideration for 7.6125 million common shares issued to Common Equity Investors.

[C]	Reflects the withdrawal of funds from the Trust Account and cash on hand to fund redemption of 16,153,589 shares of Monocle Common Stock at approximately $10.262 per share.

[D]	Reflects adjustments related to the payment of transaction expenses, including, but not limited to, promissory note, advisory fees, legal fees and registration fees. This adjustment includes a reduction to accrued expenses or prepaid expenses for any previously incurred or prepaid transaction costs that are in connection with the consummation of the Business Combination, and netted with the total Closing costs. Similarly, included in this adjustment, is the addition to accrued expenses for transactions costs to be paid post Business Combination by NewCo.

[E]	Reflects $13.1 million Aggregate Cash Consideration to be paid to existing AerSale Stockholders and SAR Holders in exchange for their ownership shares of AerSale.

[F]	Reflects the reclassification of Monocle Common Stock subject to possible redemption to permanent equity.

[G]	Represents the re-capitalization of shares of AerSale Preferred Stock to NewCo additional paid-in capital.

[H]	Represents the classification of additional paid-in capital to NewCo additional paid-in capital.

[I]	Represents the re-capitalization of shares of AerSale Common Stock to NewCo additional paid-in capital.

[J]	Reflects the re-capitalization of Monocle Common Stock to NewCo additional paid-in capital.

[K]	Reflects the re-capitalization of Monocle’s retained earnings to NewCo additional paid-in capital.

[L]	Reflects the classification of NewCo common stock at par value $0.0001 per share.

AerSale Corp.

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

	AerSale Corp. Statement of Operations For the nine months ended September 30, 2020	Monocle Acquisition Corp. Statement of Operations For the nine months ended September 30, 2020		Pro Forma Adjustments	Condensed Combined Statement of Operations For the nine months ended September 30, 2020
	Unaudited	Unaudited
Revenue:
Products	37,726,383				37,726,383
Leasing	47,637,093				47,637,093
Services	74,192,768				74,192,768
Total net revenue	159,556,244				159,556,244
Cost of sales and operating expenses:
Cost of products	41,206,646				41,206,646
Cost of leasing	21,315,784				21,315,784
Cost of services	57,369,877				57,369,877
Total cost of sales	119,892,307				119,892,307
Gross profit	39,663,937				39,663,937
Selling, general, and administrative expenses	40,614,124	226,480	[AA]	(226,480)	40,614,124
CARES Act proceeds	(12,692,702)				(12,692,702)
Transaction expenses	433,681		[BB]	(433,681)	-
Income (loss) from operations	11,308,834	(226,480)		660,161	11,742,515
Other income (expenses):
Interest income (expense), net	(1,306,977)	16,021	[AA]	(16,021)	(1,306,977)
Other income, net	358,137				358,137
Total other (expenses) income	(948,840)	16,021		(16,021)	(948,840)
Income (loss) from operations before income tax provision	10,359,994	(210,459)		644,140	10,793,675
Income tax (expense) benefit	(2,519,305)	7,136		(155,702)	(2,667,871)
Net income (loss)	7,840,689	(203,323)		488,438	8,125,804
Dividends attributable to preferred stockholders	18,582,068	-	[CC]	(18,582,068)	-
Net (loss) income from operations attributable to AerSale Corp. common shareholders	(10,741,379)	(203,323)		19,070,506	8,125,804
(Loss) earnings per share - basic and diluted:
Net (loss) earnings per share from operations	(214.83)	(0.04)	[DD]		0.20

Notes:

[AA]	Reflects the elimination of Monocle’s historical operation costs and interest income on the trust account and related tax impact that would not have been incurred had the Business Combination been consummated on January 1, 2019. The effective tax rate assumed for both Monocle and AerSale is 24.2%. Operating expenses during 2020 not related to the Business Combination were insignificant.

[BB]	Elimination of transaction expenses related to the Business Combination incurred in the period ended September 30, 2020.

[CC]	Reflects the elimination of the Dividends from the AerSale Preferred Stock.

[DD]	Represents 41,046,216 weighted average shares comprised of 1,096,411 shares currently owned by Monocle public stockholders, 1,592,188 shares currently owned by Initial Stockholders and Cowen plus 30,382,680 shares to be issued to existing AerSale shareholders, 7,612,500 shares to be issued to PIPE investors and 362,437 shares to be issued to advisors. All shares are assumed to have been issued on January 1, 2019.

AerSale Corp.

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

	AerSale Corp. Statement of Operations For the year ended December 31, 2019	Monocle Acquisition Corp. Statement of Operations For the year ended December 31, 2019		Pro Forma Adjustments	Condensed Combined Statement of Operations For the year ended December 31, 2019

Revenue:
Products	170,566,047				170,566,047
Leasing	64,245,884				64,245,884
Services	69,389,272				69,389,272
Total net revenue	304,201,203				304,201,203
Cost of sales and operating expenses:
Cost of products	131,671,553				131,671,553
Cost of leasing	29,217,035				29,217,035
Cost of services	58,263,856				58,263,856
Total cost of sales	219,152,444				219,152,444
Gross profit	85,048,759				85,048,759
Selling, general, and administrative expenses	59,813,607	1,573,512	[AA]	(1,573,512)	59,813,607
Transaction expenses	3,176,797		[BB]	(3,176,797)
Income (loss) from operations	22,058,355	(1,573,512)		4,750,309	25,235,152
Other income (expenses):
Interest income (expense), net	(3,006,663)	3,164,817	[AA]	(3,164,817)	(3,006,663)
Other income (expenses), net	611,109				611,109
Total other (expenses) income	(2,395,554)	3,164,817		(3,164,817)	(2,395,554)
Income from operations before income tax provision	19,662,801	1,591,305		1,585,492	22,839,598
Income tax (expense)	(4,163,663)	(627,795)		(383,245)	(5,174,703)
Net income	15,499,138	963,510		1,202,247	17,664,895
Dividends attributable to preferred stockholders	34,632,836	-	[CC]	(34,632,836)	-
Net (loss) income from operations attributable to AerSale Corp. common shareholders	(19,133,698)	963,510		35,835,083	17,664,895
(Loss) earnings per share - basic and diluted:
Net (loss) earnings per share from operations	(382.67)	(0.28)	[DD]		0.43

Notes:

[AA]	Reflects the elimination of Monocle’s historical operation costs and interest income on the trust account and related tax impact that would not have been incurred had the Business Combination been consummated on January 1, 2019. The effective tax rate assumed for both Monocle and AerSale is 24.2%. Operating expenses during 2019 not related to the Business Combination were insignificant.

[BB]	Elimination of transaction expenses related to the Business Combination incurred in the year ended December 31, 2019.

[CC]	Reflects the elimination of the Dividends from the AerSale Preferred Stock.

[DD]	Represents 41,046,216 weighted average shares comprised of 1,096,411 shares currently owned by Monocle public stockholders, 1,592,188 shares currently owned by Initial Stockholders and Cowen plus 30,382,680 shares to be issued to existing AerSale shareholders, 7,612,500 shares to be issued to PIPE investors and 362,437 shares to be issued to advisors. All shares are assumed to have been issued on January 1, 2019.

Capitalization Table

	September 30, 2020
	Historical		Pro Forma
	Monocle	AerSale	Combined
Cash and cash equivalents	96,288	17,369,878	65,871,295
Investment held in trust	177,053,371	-	-
	177,149,659	17,369,878	65,871,295

Monocle Common Stock, subject to possible redemption	171,459,418	-	-
AerSale Preferred Stock	-	2,000	-
Stockholders’ equity	5,000,008	301,824,054	352,264,398
Total capitalization	176,459,426	301,826,054	352,264,398

Historical Comparative Share Information

	Monocle Year Ended December 31, 2019	Monocle Nine Months Ended September 30, 2020	AerSale Year Ended December 31, 2019	AerSale Nine Months Ended September 30, 2020	Pro Forma Combined Nine Months Ended September 30, 2020
Book value per share (1)	$1.01	$0.99	$5,879.71	$6,036.52	$8.58
Basic and diluted net income (loss) per share	$(0.28)	$(0.04)	$(383.00)	$(214.83)	$0.20
Cash dividends per share	$0	$0	n/a	n/a	n/a

(1)	Book value per share = Total equity/shares outstanding. For the pro forma combined book value per share, total equity does not include the Unvested Founder Shares and is derived using 41,046,216 shares.